Exhibit 99.1
Trupanion Reports Third Quarter 2018 Results
SEATTLE, WA. November 8, 2018 -- Trupanion, Inc. (Nasdaq: TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the third quarter ended September 30, 2018.
“Performance in the third quarter was particularly strong, led by continued success in growing same store sales, improving conversion rates and scaling fixed expenses. We also made meaningful strides in claims automation, which improves the overall customer experience and helps grow the volume of organic referrals,” said Darryl Rawlings, CEO of Trupanion. “These strategic initiatives will remain a long-term focus, as will building greater awareness of Trupanion and the benefits of high-quality medical insurance for pets, through strong relationships with veterinarians across North America.”

Third Quarter 2018 Financial and Business Highlights

•	Total revenue of $78.2 million, an increase of 24% compared to the third quarter of 2017.

•	Total enrolled pets (including pets from our other business segment) was 497,942 at September 30, 2018, an increase of 23% over September 30, 2017.

•	Subscription business revenue of $67.4 million, an increase of 19% compared to the third quarter of 2017.

•	Subscription enrolled pets was 416,527 at September 30, 2018, an increase of 16% over September 30, 2017.

•	Net income of $1.2 million, or $0.04 per basic share and $0.03 per diluted share, compared to net income of $0.4 million, or $0.01 per basic and diluted share, in the third quarter of 2017.

•	Adjusted EBITDA of $3.7 million, compared to adjusted EBITDA of $2.4 million in the third quarter of 2017.

•
Operating cash flow of $4.2 million and free cash flow of $(46.1) million in the third quarter of 2018. Excluding the cash outflow of $49.3 million related to the purchase of our headquarters building, free cash flow was $3.2 million. This compared to free cash flow in the third quarter of 2017 of $2.0 million, which included operating cash flow of $3.0 million.

Year-to-date 2018 Financial and Business Highlights

•	Total revenue of $221.3 million, an increase of 26% compared to the first nine months of 2017.

•	Subscription business revenue of $192.8 million, an increase of 21% compared to the first nine months of 2017.

•	Net loss of $(0.7) million, or $(0.02) per basic and diluted share, compared to net loss of $(0.7) million, or $(0.02) per basic and diluted share, in the first nine months of 2017.

•	Adjusted EBITDA of $6.1 million, compared to adjusted EBITDA of $4.3 million in the first nine months of 2017.

•
Operating cash flow of $9.0 million and free cash flow of $(46.8) million for the first nine months of 2018. Excluding the cash outflow of $52.5 million related to the purchase of our headquarters building, which closed in the third quarter of 2018, free cash flow was $5.7 million. This compared to free cash flow in the first nine months of 2017 of $4.4 million, which included operating cash flow of $6.7 million.

Revenue by Quarter -

Conference Call
Trupanion’s management will host a conference call today to review its third quarter 2018 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available, one hour after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13683609.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in currency exchange rates; the ability to protect our proprietary and member information; the ability to maintain our culture and team, including key personnel; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; and the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2017 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(unaudited)
Revenue:
Subscription business	$67,421	$56,493	$192,805	$159,363
Other business	10,743	6,625	28,511	16,759
Total revenue	78,164	63,118	221,316	176,122
Cost of revenue:
Subscription business(1)	54,753	45,215	158,100	129,052
Other business	9,667	6,096	26,055	15,757
Total cost of revenue(2)	64,420	51,311	184,155	144,809
Gross profit:
Subscription business	12,668	11,278	34,705	30,311
Other business	1,076	529	2,456	1,002
Total gross profit	13,744	11,807	37,161	31,313
Operating expenses:
Technology and development(1)	2,299	2,471	6,761	7,196
General and administrative(1)	4,174	4,017	13,242	12,274
Sales and marketing(1)	6,365	4,862	18,005	13,323
Total operating expenses	12,838	11,350	38,008	32,793
Operating income (loss)	906	457	(847)	(1,480)
Interest expense	336	124	887	370
Other (income) expense, net	(628)	(99)	(1,071)	(1,239)
Income (loss) before income taxes	1,198	432	(663)	(611)
Income tax (benefit) expense	(7)	26	(11)	54
Net income (loss)	$1,205	$406	$(652)	$(665)

Net income (loss) per share:
Basic	$0.04	$0.01	$(0.02)	$(0.02)
Diluted	$0.03	$0.01	$(0.02)	$(0.02)
Weighted average common shares outstanding:
Basic	33,129,416	30,037,282	31,376,239	29,500,958
Diluted	36,385,360	33,113,981	31,376,239	29,500,958

(1)Includes stock-based compensation expense as follows:	Three Months Ended September 30,		Nine Months Ended September 30,

	2018	2017	2018	2017
Cost of revenue	$249	$170	$698	$432
Technology and development	58	57	167	166
General and administrative	634	503	1,708	1,416
Sales and marketing	358	165	980	550
Total stock-based compensation expense	$1,299	$895	$3,553	$2,564

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Veterinary invoice expense	$54,303	$43,453	$156,196	$123,649
Other cost of revenue	10,117	7,858	27,959	21,160
Total cost of revenue	$64,420	$51,311	$184,155	$144,809

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	September 30, 2018	December 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$34,677	$25,706
Short-term investments	39,422	37,590
Accounts and other receivables	31,985	20,367
Prepaid expenses and other assets	4,184	2,895
Total current assets	110,268	86,558
Restricted cash	1,400	600
Long-term investments, at fair value	3,545	3,237
Property and equipment, net	69,998	7,868
Intangible assets, net	8,084	4,972
Other long-term assets	6,580	2,624
Total assets	$199,875	$105,859
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,163	$2,716
Accrued liabilities and other current liabilities	12,006	7,660
Reserve for veterinary invoices	14,216	12,756
Deferred revenue	32,848	22,734
Total current liabilities	61,233	45,866
Long-term debt	8,604	9,324
Deferred tax liabilities	1,002	1,002
Other liabilities	1,174	1,233
Total liabilities	72,013	57,425
Stockholders’ equity:
Common stock: $0.00001 par value, 100,000,000 shares authorized; 34,171,653 and 33,415,668 shares issued and outstanding at September 30, 2018; 30,778,796 and 30,121,496 shares issued and outstanding at December 31, 2017	—	—
Preferred stock: $0.00001 par value, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	217,833	134,511
Accumulated other comprehensive loss	(334)	(92)
Accumulated deficit	(83,436)	(82,784)
Treasury stock, at cost: 755,985 shares at June 30, 2018 and 657,300 shares at December 31, 2017	(6,201)	(3,201)
Total stockholders’ equity	127,862	48,434
Total liabilities and stockholders’ equity	$199,875	$105,859

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(unaudited)
Operating activities
Net income (loss)	$1,205	$406	$(652)	$(665)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	1,136	1,095	3,027	3,208
Stock-based compensation expense	1,299	895	3,553	2,564
Gain on sale of equity method investment	—	—	—	(1,036)
Other, net	(275)	187	(237)	243
Changes in operating assets and liabilities:
Accounts and other receivables	(3,424)	(3,196)	(11,592)	(10,164)
Prepaid expenses and other assets	269	(114)	(549)	(297)
Accounts payable, accrued liabilities, and other liabilities	1,282	1,209	3,849	2,122
Reserve for veterinary invoices	191	380	1,484	1,639
Deferred revenue	2,472	2,146	10,133	9,075
Net cash provided by operating activities	4,155	3,008	9,016	6,689
Investing activities
Purchases of fixed maturity investment securities	(9,181)	(5,809)	(29,567)	(20,704)
Maturities of fixed maturity investment securities	12,390	4,166	27,405	15,878
Purchases of other investments	(3,000)	—	(3,000)	—
Acquisition of lease intangibles, related to corporate real estate acquisition	(2,959)	—	(2,959)	—
Proceeds from sale of equity method investment	—	—	—	1,402
Purchases of property and equipment	(50,236)	(983)	(55,856)	(2,247)
Other investments	(965)	(9)	(852)	(2,762)
Net cash used in investing activities	(53,951)	(2,635)	(64,829)	(8,433)
Financing activities
Proceeds from public offering of common stock, net of offering costs	(196)	—	65,690	—
Proceeds from exercise of stock options	1,216	435	2,872	2,082
Shares withheld to satisfy tax withholding	(1,839)	(1,170)	(1,839)	(1,170)
Proceeds from exercise of warrants	—	—	300	—
Proceeds from debt financing, net of financing fees	(61)	961	9,189	2,420
Repayment of debt financing	(10,000)	—	(10,000)	—
Other financing	(179)	(209)	(535)	(412)
Net cash (used in) provided by financing activities	(11,059)	17	65,677	2,920
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	108	255	(93)	436
Net change in cash, cash equivalents, and restricted cash	(60,747)	645	9,771	1,612
Cash, cash equivalents, and restricted cash at beginning of period	96,824	25,204	26,306	24,237
Cash, cash equivalents, and restricted cash at end of period	$36,077	$25,849	$36,077	$25,849

The following tables set forth our key operating metrics:

	Nine Months Ended September 30,

	2018	2017
Total pets enrolled (at period end)	497,942	404,069
Total subscription pets enrolled (at period end)	416,527	359,102
Monthly average revenue per pet	$54.06	$51.67
Lifetime value of a pet (LVP)	$714	$701
Average pet acquisition cost (PAC)	$157	$141
Average monthly retention	98.61%	98.61%

	Three Months Ended
	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Total pets enrolled (at period end)	497,942	472,480	446,533	423,194	404,069	383,293	364,259	343,649
Total subscription pets enrolled (at period end)	416,527	401,033	385,640	371,683	359,102	346,409	334,909	323,233
Monthly average revenue per pet	$54.55	$53.96	$53.62	$53.17	$52.95	$51.47	$50.50	$49.17
Lifetime value of a pet (LVP)	$714	$732	$727	$727	$701	$654	$637	$631
Average pet acquisition cost (PAC)	$155	$150	$165	$184	$151	$143	$128	$133
Average monthly retention	98.61%	98.64%	98.63%	98.63%	98.61%	98.57%	98.58%	98.6%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net cash provided by operating activities	$4,155	$3,008	$9,016	$6,689
Purchases of property and equipment	(50,236)	(983)	(55,856)	(2,247)
Free cash flow	$(46,081)	$2,025	$(46,840)	$4,442
Exclude building purchase, net of acquired lease intangibles	49,284	—	52,534	—
Free cash flow, excluding building purchase, net of acquired lease intangibles	$3,203	$2,025	$5,694	$4,442

The following table reflects the reconciliation of GAAP measures to non-GAAP measures (in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Veterinary invoice expense	$54,303	$43,453	$156,196	$123,649
Stock-based compensation expense	(153)	(101)	(421)	(260)
Cost of goods	$54,150	$43,352	$155,775	$123,389
% of revenue	69.3%	68.7%	70.4%	70.1%

Other cost of revenue	$10,117	$7,858	$27,959	$21,160
Stock-based compensation expense	(96)	(69)	(277)	(172)
Variable expenses	$10,021	$7,789	$27,682	$20,988
% of revenue	12.8%	12.3%	12.5%	11.9%

Subscription gross profit	$12,668	$11,278	$34,705	$30,311
Stock-based compensation expense	249	170	698	432
Non-GAAP subscription gross profit	$12,917	$11,448	$35,403	$30,743
% of subscription revenue	19.2%	20.3%	18.4%	19.3%

Gross profit	$13,744	$11,807	$37,161	$31,313
Stock-based compensation expense	249	170	698	432
Non-GAAP gross profit	$13,993	$11,977	$37,859	$31,745
% of revenue	17.9%	19.0%	17.1%	18.0%

Technology and development expense	$2,299	$2,471	$6,761	$7,196
General and administrative expense	4,174	4,017	13,242	12,274
Depreciation and amortization expense	(1,136)	(1,095)	(3,027)	(3,208)
Stock-based compensation expense	(692)	(560)	(1,875)	(1,582)
Fixed expenses	$4,645	$4,833	$15,101	$14,680
% of revenue	5.9%	7.7%	6.8%	8.3%

Sales and marketing expense	$6,365	$4,862	$18,005	$13,323
Stock-based compensation expense	(358)	(165)	(980)	(550)
Acquisition cost	$6,007	$4,697	$17,025	$12,773
% of revenue	7.7%	7.4%	7.7%	7.3%

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Nine Months Ended September 30,

	2018	2017
Sales and marketing expenses	$18,005	$13,323
Excluding:
Stock-based compensation expense	(980)	(550)
Acquisition cost	17,025	12,773
Net of:
Sign-up fee revenue	(1,933)	(1,061)
Other business segment sales and marketing expense	(275)	(162)
Net acquisition cost	$14,817	$11,550

	Three Months Ended
	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Sales and marketing expenses	$6,365	$5,702	$5,938	$5,781	$4,862	$4,372	$4,089	$3,951
Excluding:
Stock-based compensation expense	(358)	(349)	(273)	(172)	(165)	(198)	(187)	(113)
Acquisition cost	6,007	5,353	5,665	5,609	4,697	4,174	3,902	3,838
Net of:
Sign-up fee revenue	(693)	(624)	(616)	(550)	(558)	(517)	(544)	(526)
Other business segment sales and marketing expense	(99)	(88)	(87)	(56)	(51)	(63)	(48)	(62)
Net acquisition cost	$5,215	$4,641	$4,962	$5,003	$4,088	$3,594	$3,310	$3,250

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Nine Months Ended September 30,

	2018	2017
Net loss	$(652)	$(665)
Excluding:
Stock-based compensation expense	3,553	2,564
Depreciation and amortization expense	3,027	3,208
Interest income	(628)	(224)
Interest expense	887	370
Income tax (benefit) expense	(11)	54
Gain from equity method investment	(107)	(1,029)
Adjusted EBITDA	$6,069	$4,278

	Three Months Ended
	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Net income (loss)	$1,205	$(377)	$(1,480)	$(838)	$406	$411	$(1,482)	$(1,723)
Excluding:
Stock-based compensation expense	1,299	1,286	968	855	895	888	781	731
Depreciation and amortization expense	1,136	964	927	1,024	1,095	1,077	1,036	1,229
Interest income	(317)	(179)	(132)	(3)	(97)	(76)	(51)	(41)
Interest expense	336	332	219	163	124	109	137	81
Income tax (benefit) expense	(7)	91	(95)	(482)	26	4	24	7
(Gain) loss from equity method investment	—	(107)	—	—	—	(1,036)	7	18
Adjusted EBITDA	$3,652	$2,010	$407	$719	$2,449	$1,377	$452	$302

The following table reflects the reconciliation of net income (loss), excluding gain on equity method investment, to net income (loss):

	Three Months Ended September 30,		Nine Months Ended September 30,

	2018	2017	2018	2017
Net income (loss)	$1,205	$406	$(652)	$(665)
Excluding:
Gain on equity method investment	—	—	(107)	(1,036)
Net income (loss), excluding gain on equity method investment	$1,205	$406	$(759)	$(1,701)

Contacts:

Investors:
Laura Bainbridge, Addo Investor Relations
310.829.5400
InvestorRelations@trupanion.com
Media:
Scott Janzen, Trupanion Director of Communications
888.612.1138 ext 3450
scott.janzen@trupanion.com